Exhibit 23(j)(i) under N-1A
                                                Exhibit 23 under Item 601/Reg SK


                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the references to our firm under the captions "Financial Highlights" in each Prospectus and "Independent Auditors" in each Statement of Additional Information, and to the use of our report dated January 18, 2001, in Post-Effective Amendment Number 20 to the Registration Statement (Form N-1A Number 33-37525) of The Wachovia Municipal Funds dated January 31, 2001.

By: /s/ ERNST & YOUNG
    Ernst & Young
Boston, Massachusetts
January 24, 2001